UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23487

Legg Mason ETF Investment Trust II

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

The Registrant is filing this amendment to its Form N-CSR for the period ended March 31, 2022, originally filed with the Securities and Exchange Commission on May 31, 2022 (Accession Number 0001193125-22-163476), for the purpose of refiling certifications required by Item 13(a)(2) to clarify that they relate to the period covered by the report. Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2022
CLEARBRIDGE
FOCUS VALUE ESG ETF
CFCV

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Focus Value ESG ETF (the “Fund”) for a shortened reporting period ended March 31, 2022. The shortened reporting period is the result of a recent change to the Fund’s fiscal year end from September 30th to March 31st that was proposed by the Fund’s manager, Legg Mason Partners Fund Advisor, LLC, and approved by the Fund’s Board of Trustees. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Patrick O’Connor

President and Chief Executive Officer - Investment Management President

April 29, 2022

II	ClearBridge Focus Value ESG ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. The ClearBridge Focus Value ESG ETF (the “Fund”) seeks to achieve long-term capital appreciation. We at ClearBridge Investments LLC (“ClearBridge”), the Fund’s subadviser, construct the portfolio on a bottom-up basis, by employing fundamental research, in an effort to identify securities with attractive risk-adjusted returns. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, or other exchange-traded investments with similar economic characteristics in which it is permitted to invest, of companies with large market capitalizations and which meet its financial and environmental, social and governance (“ESG”) criteria. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Indexi (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy. The Fund may also invest up to 20% of its net assets in equity securities, or other exchange-traded investments with similar economic characteristics in which it is permitted to invest, of companies with lower market capitalizations. While most of the Fund’s investments will be in U.S. companies, the Fund may also invest in American Depository Receipts (“ADRs”) and U.S.-listed shares of foreign companies. The Fund will only invest in instruments that trade on a U.S. exchange contemporaneously with the Fund’s shares and, for temporary or defensive purposes, in cash and cash equivalents, such as short-term U.S. Treasury securities, government money market funds, and repurchase agreements. Under normal circumstances, the Fund will invest in a diversified portfolio typically consisting of the securities of 30 to 40 issuers.

Determination of whether a company meets the Fund’s ESG standards is based on our proprietary research approach. We will exercise judgment to determine ESG best practices based on our over thirty-year history managing ESG investment strategies through an established proprietary process. We utilize a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection.

In addition, certain types of companies are excluded from the investment universe. Companies in the tobacco and coal industries are excluded, and companies earning a significant portion of their revenue (in general, approximately 10-15% or more) from controversial arms (e.g., nuclear, chemical and biological weapons; cluster munitions and anti-personnel landmines) or gambling are also excluded. ClearBridge may modify this list of prohibited investments, including revenue thresholds or any particular exclusion, at any time, without shareholder approval or notice.

The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria, as well as ESG considerations, including innovative workplace policies, employee benefits and programs; environmental management system strength, eco-efficiency, and life-cycle analysis; community involvement, strategic philanthropy, and

ClearBridge Focus Value ESG ETF 2022 Annual Report	1

Fund overview (cont’d)

reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted by the fundamental analyst platform on a sector-specific basis, and a proprietary ESG rating is assigned to each company.

All companies are assigned a proprietary ClearBridge ESG rating (A, AA, AAA). Companies that score a rating of “B” are considered uninvestable. ClearBridge’s proprietary ESG ratings assess whether a company focuses on ESG factors, integrates ESG factors into its business model, and measures such efforts. Companies that ClearBridge believes have not focused on ESG factors or have a poor ESG record are assigned a rating of “B.” ClearBridge uses a variety of ESG factors, which may change from time to time, as part of its rating process. Further, to the extent that there is a material/substantial issue with any one of the E, S or G components with respect to a company, such company will be assigned a “B” rating. ClearBridge’s ESG ratings are formally reviewed at least annually. In addition, ClearBridge’ research analysts monitor the companies included in the Fund’s portfolio on an ongoing basis to assess the continued appropriateness of such ratings.

ClearBridge seeks to invest over the long-term in large-capitalization companies that we consider to be of high quality with competitive advantages that can be maintained as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. ClearBridge seeks to invest in leadership companies where the portfolio managers believe the market price underestimates the magnitude of future growth. Leadership may be assessed both quantitatively and qualitatively. ClearBridge seeks to select securities of companies that are category leaders with characteristics to sustain that position and grow market share consistently. ClearBridge performs rigorous analysis to understand company fundamentals, key competitive dynamics, and industry structure with the belief that the best business models win over time. ClearBridge seeks to identify social or economic trends that will have an impact on the economy as a whole to support multi-year investment opportunities, allowing for compounding of earnings and cash flow. ClearBridge seeks companies with self-funding business models with significant recurring revenue and businesses with the ability to generate superior free cash flow over time. In addition, ClearBridge takes a disciplined approach to valuation and stress tests the sustainability of profitability and growth. ClearBridge will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability.

ClearBridge will utilize fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depend on the type of company being researched. Methods typically used are discounted cash flow analysis, market implied growth and returns relative to ClearBridge’s expectations, multiple comparisons and scenario analysis.

ClearBridge will sell a security if the issuer no longer meets its financial or ESG criteria.

2	ClearBridge Focus Value ESG ETF 2022 Annual Report

It is also ClearBridge’s intention to engage and encourage management to improve in certain ESG areas identified by ClearBridge through the sector analysts’ lead engagement. ClearBridge engages and encourages management to improve in certain ESG areas in a variety of ways, including through ESG engagement meetings with management personnel of companies to discuss different topics relevant to the company’s business operations, such as labor standards, workforce diversity, supply chain, environmental targets, carbon intensity, reputation, and executive compensation; applying proprietary methodologies to assess the outcome and progress of these meetings to inform ClearBridge’s ESG rating of the companies; and through proxy voting.

The Fund operates in reliance on an exemptive order from the SEC (the “Order”), which limits the types of investments the Fund may hold to those listed in the Fund’s application for the Order. Under the terms of the Order, the Fund is permitted to invest only in exchange-traded funds, exchange-traded notes, exchange listed common stocks, exchange-traded preferred stocks, exchange-traded ADRs, exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metal trusts, exchange-traded currency trusts and exchange-traded futures that trade on a U.S. exchange contemporaneously with the Fund’s shares, as well as cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). The Fund’s investment strategies and practices, including those listed above, are subject to these limitations.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Volatility in equity markets rose in the fourth quarter of 2021, with the Omicron variant emerging as the latest threat from the COVID-19 pandemic. A spike in cases around the world caused many developed markets to re-impose restrictions on mobility and close borders to contain the spread. These moves slowed the reopening process and put further pressure on already constrained global supply chains.

At the same time, amid rising inflation, the Federal Reserve Board (the “Fed”) gave its strongest signals since the start of the pandemic that accommodative monetary policy would soon be going away. At its December meeting, Fed Chair Jerome Powell announced that the central bank would be accelerating its tapering of government bond purchases and indicated several interest rate hikes were on the table for 2022. Higher-growth companies generally sold off in early 2022 on this news. Russia’s invasion of Ukraine in February further disrupted global supply chains and reduced global commodity reserves due to the sanctions levied on Russia, the world’s eleventh largest economy. The conflict increased the probability of a recession in Europe, which could spread to other developed economies. Oil prices spiked, leading to strong outperformance of the energy sector, while inflation continued to climb higher.

Markets remained volatile in the first quarter of 2022: the Nasdaq entered correction territory in January, the S&P 500 Indexii followed in February and the Dow Jones Industrial

ClearBridge Focus Value ESG ETF 2022 Annual Report	3

Fund overview (cont’d)

Average (DJIA)iii in early March, though all rebounded after the Fed’s twenty-five basis point rate hike on March 16th.

The yield for the ten-year U.S. Treasury note jumped from 1.63% to as high as 2.48% during the first quarter before ending the reporting period at 2.34%. Mortgage rates spiked, with thirty-year rates approaching 4.67%, the highest we’ve seen since the Global Financial Crisis (they averaged under 3% in 2021). All the while, the yield curve flattened and came close to inverting; some economists view an inverted yield curve as an early warning sign of a recession in the next twelve to eighteen months and doubt the Fed’s ability to orchestrate a soft landing.

Q. How did we respond to these changing market conditions?

A. In the fourth quarter of 2021 we added Visa Inc., which had underperformed significantly in 2021 and continued to face near-term earnings pressure from reduced cross-border travel due to COVID-19. We believe the weakness created an opportunity for us to invest in an exceptionally high-quality payments franchise with an attractive growth and free cash flow profile and little credit or interest rate exposure.

We were aggressive in taking advantage of opportunities the COVID-19-driven selloff provided in 2020 and early 2021, adding to holdings in the financial services, technology and consumer discretionary sectors. During the reporting period from October 1, 2021 through March 31, 2022, we continued to unwind some of those positions to manage overall portfolio exposures.

On the consumer side, we harvested profits by exiting Capital One Financial Corp. after it had a strong run following our purchase; we also trimmed positions in online travel company Booking and off-brand retailer TJX Cos. Inc. (under the names T.J. Maxx, Marshalls and HomeGoods) Companies.

Recalibrating the Fund’s semiconductor exposure, we sold NXP Semiconductors NV, which sells into the automotive market, and trimmed Qualcomm Inc., a key chip supplier for mobile handsets. We used the funds to buy Intel, which should benefit from the U.S. reshoring of semiconductor manufacturing while the company embarks on its dual strategy of regaining technological leadership and becoming a major global foundry player. Meanwhile, we continue to like and maintain the Fund’s exposure to TE Connectivity Ltd., which makes connectors for a wide range of end markets, from automobiles to data centers and medical devices, and whose long-term opportunities, helped by its diversified businesses, remain strong.

In communication services, heightened competition across the wireless industry has resulted in aggressive phone subsidies and price cuts from cable operators, which have weighed on the industry’s short-term prospects and shares of T-Mobile US Inc., which we exited. Meanwhile, we added to Charter Communications Inc., a historically strong performer that has faced headwinds recently due to a deceleration in broadband subscriber growth following a period of robust results during the pandemic.

4	ClearBridge Focus Value ESG ETF 2022 Annual Report

Performance review

For the six-month period from October 1, 2021 through March 31, 2022, ClearBridge Focus Value ESG ETF generated a 3.01% return on a net asset value (“NAV”)iv basis and 2.91% based on its market pricev per share.

The performance table shows the Fund’s total return for the six months ended March 31, 2022 based on its NAV and market price as of March 31, 2022. The Fund’s broad-based market index, the Russell 1000 Value Index, returned 6.98% over the same time frame. The Lipper Large-Cap Value Funds Category Averagevi returned 7.38% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of March 31, 2022 (unaudited)
	6 months
ClearBridge Focus Value ESG ETF:
$34.09 (NAV)	3.01	%*†
$34.15 (Market Price)	2.91	%*‡
Russell 1000 Value Index	6.98%
Lipper Large-Cap Value Funds Category Average	7.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated January 28, 2022, the gross total annual fund operating expense ratio for the Fund was 0.49%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

ClearBridge Focus Value ESG ETF 2022 Annual Report	5

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in seven of the ten economic sectors in which it was invested during the reporting period ended March 31, 2022, with the greatest contribution to returns coming from the utilities, health care and financials sectors. Relative to the benchmark, stock selection in the information technology (IT), health care, utilities and financials sector drove positive performance. In terms of sector allocation, an overweight to the materials sector aided performance.

In terms of individual securities, leading contributors to performance for the reporting period included Sempra Energy, Deere & Co., UnitedHealth Group Inc., Berkshire Hathaway Inc. and TC Energy Corp.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s stock selection in the communication services, materials, energy, real estate and industrials sectors were the main detractors. Underweight to the energy, consumer staples and health care sectors and overweight to the IT, communication services and industrials sectors also hurt relative results.

In terms of individual securities, leading detractors from performance for the reporting period included Vertiv Holdings Co., Dish Network Corp., JPMorgan Chase & Co., Charter Communications Inc. and Comcast Corp.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we initiated new positions in Visa Inc. and Intel Corp. in the IT sector. We closed positions in NXP Semiconductors NV in the IT sector, Capital One Financial Corp. in the financials sector and T-Mobile US Inc. in the communication services sector.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “CFCV” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

6	ClearBridge Focus Value ESG ETF 2022 Annual Report

Thank you for your investment in ClearBridge Focus Value ESG ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert Feitler

Portfolio Manager

ClearBridge Investments, LLC

Dmitry Khaykin

Portfolio Manager

ClearBridge Investments, LLC

April 18, 2022

RISKS: The Fund is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. The Fund does not. This may create additional risks for your investment. For example, you may have to pay more money to trade the Fund’s shares. The Fund will provide less information to traders, who tend to charge more for trades when they have less information. Also, the price you pay to buy Fund shares on an exchange may not match the value of the Fund’s portfolio. The same is true when you sell shares. These price differences may be greater for the Fund compared to other ETFs because it provides less information to traders. These additional risks may be even greater in bad or uncertain market conditions. The differences between the Fund and other ETFs may also have advantages. By keeping certain information about the Fund secret, the Fund may face less risk that other traders can predict or copy its investment strategy. This may improve the Fund’s performance. If other traders are able to copy or predict the Fund’s investment strategy, however, this may hurt the Fund’s performance. For additional information regarding the unique attributes and risks of the Fund, see “Notes to financial statements-Organization and significant accounting policies” in this Report and “Principal risks” section in the Fund’s Prospectus.

Investments in common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. Foreign investments are subject to special risks, including currency fluctuations and political, social, and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Value stocks may underperform the overall equity market, while the market concentrates on growth stocks.

ClearBridge Focus Value ESG ETF 2022 Annual Report	7

Fund overview (cont’d)

The Fund’s environmental, social and governance (“ESG”) investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, may underperform funds that are not subject to such criteria. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds screened for different ESG standards. In addition, the subadviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics.

Active management and diversification do not ensure gains or protect against market declines. Distributions are not guaranteed and are subject to change. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of March 31, 2022 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of March 31, 2022 were: Deere & Co. (5.8%), UnitedHealth Group Inc. (5.0%), Sempra Energy (4.6%), Bank of America Corp. (4.2%), JPMorgan Chase & Co. (4.0%), Berkshire Hathaway Inc. (3.8%), American Express Co. (3.7%), TC Energy Corp. (3.5%), TE Connectivity Ltd. (3.5%) and Cisco Systems Inc. (3.2%). Please refer to pages 12 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2022 were: financials (22.2%), information technology (16.0%), industrials (15.8%), health care (9.7%) and communication services (9.1%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

8	ClearBridge Focus Value ESG ETF 2022 Annual Report

[i]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of the stock of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

[v]	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

vi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2022 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 396 funds in the Fund’s Lipper category.

ClearBridge Focus Value ESG ETF 2022 Annual Report	9

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2022 and September 30, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

10	ClearBridge Focus Value ESG ETF 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2021 and held for the six months ended March 31, 2022.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
3.01%	$1,000.00	$1,030.10	0.49%	$2.48	5.00%	$1,000.00	$1,022.49	0.49%	$2.47

[1]	For the six months ended March 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (182), then divided by 365.

ClearBridge Focus Value ESG ETF 2022 Annual Report	11

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/22	8.79%
Inception* through 3/31/22	22.80

Cumulative total returns[1]
Inception date of 5/27/20 through 3/31/22	46.04%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/22	8.64%
Inception* through 3/31/22	22.93

Cumulative total returns[2]
Inception date of 5/27/20 through 3/31/22	46.32%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.
*	Inception date of the Fund is May 27, 2020.

12	ClearBridge Focus Value ESG ETF 2022 Annual Report

Historical performance

Value of $10,000 invested in

ClearBridge Focus Value ESG ETF vs. Russell 1000 Value Index† — May 27, 2020 - March 31, 2022

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in ClearBridge Focus Value ESG ETF on May 27, 2020 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Russell 1000 Value Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Russell 1000 Value Index (the “Index”) measures the performance of the large-cap value segment of the U.S. equity universe. The Index is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

ClearBridge Focus Value ESG ETF 2022 Annual Report	13

Schedule of investments

March 31, 2022

ClearBridge Focus Value ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 95.5%
Communication Services — 9.1%
Interactive Media & Services — 2.5%
Alphabet Inc., Class A Shares	35	$ 97,347	*
Media — 6.6%
Charter Communications Inc., Class A Shares	173	94,375	*
Comcast Corp., Class A Shares	1,570	73,508
DISH Network Corp., Class A Shares	2,783	88,082	*
Total Media		255,965
Total Communication Services		353,312
Consumer Discretionary — 4.6%
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings Inc.	31	72,802	*
Specialty Retail — 2.7%
Home Depot Inc.	226	67,649
TJX Cos. Inc.	618	37,438
Total Specialty Retail		105,087
Total Consumer Discretionary		177,889
Energy — 3.5%
Oil, Gas & Consumable Fuels — 3.5%
TC Energy Corp.	2,407	135,803
Financials — 22.2%
Banks — 8.3%
Bank of America Corp.	3,986	164,303
JPMorgan Chase & Co.	1,153	157,177
Total Banks		321,480
Capital Markets — 3.0%
Charles Schwab Corp.	1,391	117,275
Consumer Finance — 3.7%
American Express Co.	770	143,990
Diversified Financial Services — 3.8%
Berkshire Hathaway Inc., Class B Shares	421	148,575	*
Insurance — 3.4%
Marsh & McLennan Cos. Inc.	386	65,782
Progressive Corp.	561	63,949
Total Insurance		129,731
Total Financials		861,051
Health Care — 9.7%
Biotechnology — 1.8%
Amgen Inc.	292	70,611

See Notes to Financial Statements.

14	ClearBridge Focus Value ESG ETF 2022 Annual Report

ClearBridge Focus Value ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Providers & Services — 5.0%
UnitedHealth Group Inc.	378	$ 192,769
Pharmaceuticals — 2.9%
Johnson & Johnson	647	114,668
Total Health Care		378,048
Industrials — 15.8%
Air Freight & Logistics — 2.4%
United Parcel Service Inc., Class B Shares	441	94,577
Electrical Equipment — 1.5%
Vertiv Holdings Co.	4,293	60,102
Industrial Conglomerates — 1.5%
Honeywell International Inc.	289	56,234
Machinery — 10.4%
Deere & Co.	539	223,933
Illinois Tool Works Inc.	442	92,554
Otis Worldwide Corp.	1,143	87,954
Total Machinery		404,441
Total Industrials		615,354
Information Technology — 16.0%
Communications Equipment — 5.7%
Cisco Systems Inc.	2,229	124,289
Motorola Solutions Inc.	404	97,849
Total Communications Equipment		222,138
Electronic Equipment, Instruments & Components — 3.4%
TE Connectivity Ltd.	1,026	134,385
IT Services — 2.7%
Visa Inc., Class A Shares	471	104,454
Semiconductors & Semiconductor Equipment — 3.0%
Intel Corp.	1,629	80,733
QUALCOMM Inc.	224	34,232
Total Semiconductors & Semiconductor Equipment		114,965
Software — 1.2%
Microsoft Corp.	155	47,788
Total Information Technology		623,730
Materials — 6.1%
Chemicals — 4.3%
Air Products & Chemicals Inc.	367	91,717
PPG Industries Inc.	574	75,234
Total Chemicals		166,951

See Notes to Financial Statements.

ClearBridge Focus Value ESG ETF 2022 Annual Report	15

Schedule of investments (cont’d)

March 31, 2022

ClearBridge Focus Value ESG ETF

(Percentages shown based on Fund net assets)

Security		Shares	Value
Construction Materials — 1.8%
Martin Marietta Materials Inc.		183	$70,435
Total Materials			237,386
Real Estate — 2.0%
Equity Real Estate Investment Trusts (REITs) — 2.0%
American Tower Corp.		310	77,878
Utilities — 6.5%
Electric Utilities — 1.9%
Edison International		1,053	73,815
Multi-Utilities — 4.6%
Sempra Energy		1,057	177,703
Total Utilities			251,518
Total Investments before Short-Term Investments (Cost — $2,896,623)			3,711,969

	Rate
Short-Term Investments — 4.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $170,086)	0.139%	170,086	170,086
Total Investments — 99.9% (Cost — $3,066,709)			3,882,055
Other Assets in Excess of Liabilities — 0.1%			3,937
Total Net Assets — 100.0%			$3,885,992

*	Non-income producing security.

See Notes to Financial Statements.

16	ClearBridge Focus Value ESG ETF 2022 Annual Report

Statement of assets and liabilities

March 31, 2022

Assets:
Investments, at value (Cost — $3,066,709)	$3,882,055
Dividends and interest receivable	5,419
Total Assets	3,887,474

Liabilities:
Investment management fee payable	1,482
Total Liabilities	1,482
Total Net Assets	$3,885,992

Net Assets:
Par value (Note 5)	$1
Paid-in capital in excess of par value	3,028,809
Total distributable earnings (loss)	857,182
Total Net Assets	$3,885,992

Shares Outstanding	114,000

Net Asset Value	$34.09

See Notes to Financial Statements.

ClearBridge Focus Value ESG ETF 2022 Annual Report	17

Statements of operations

For the Period Ended March 31, 2022 and the Year Ended September 30, 2021

	2022†	2021

Investment Income:
Dividends	$30,947	$59,971
Interest	10	4
Less: Foreign taxes withheld	(825)	(1,548)
Total Investment Income	30,132	58,427

Expenses:
Investment management fee (Note 2)	9,402	17,242
Total Expenses	9,402	17,242
Net Investment Income	20,730	41,185

Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	148,399	139,236
Foreign currency transactions	42	24
Net Realized Gain	148,441	139,260
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(29,708)	659,595
Foreign currencies	(14)	6
Change in Net Unrealized Appreciation (Depreciation)	(29,722)	659,601
Net Gain on Investments and Foreign Currency Transactions	118,719	798,861
Increase in Net Assets From Operations	$139,449	$840,046

†	For the period October 1, 2021 through March 31, 2022.

See Notes to Financial Statements.

18	ClearBridge Focus Value ESG ETF 2022 Annual Report

Statements of changes in net assets

For the Period Ended March 31, 2022 and the Years Ended September 30,	2022†	2021	2020‡

Operations:
Net investment income	$20,730	$41,185	$15,563
Net realized gain	148,441	139,260	29,147
Change in net unrealized appreciation (depreciation)	(29,722)	659,601	185,462
Increase in Net Assets From Operations	139,449	840,046	230,172

Distributions to Shareholders From (Note 1):
Total distributable earnings	(162,240)	(71,105)	(11,900)
Decrease in Net Assets From Distributions to Shareholders	(162,240)	(71,105)	(11,900)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (10,000, 10,000 and 104,000 shares issued, respectively)	339,116	352,247	2,598,571
Cost of shares repurchased (10,000, 0 and 0 shares repurchased, respectively)	(368,364)	—	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(29,248)	352,247	2,598,571
Increase (Decrease) in Net Assets	(52,039)	1,121,188	2,816,843

Net Assets:
Beginning of period	3,938,031	2,816,843	—
End of period	$3,885,992	$3,938,031	$2,816,843

†	For the period October 1, 2021 through March 31, 2022.

‡	For the period May 27, 2020 (inception date) to September 30, 2020.

See Notes to Financial Statements.

ClearBridge Focus Value ESG ETF 2022 Annual Report	19

Financial highlights

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2022[1,2]	2021[1,3]	2020[1,4]

Net asset value, beginning of period	$34.54	$27.09	$24.99

Income from operations:
Net investment income	0.19	0.38	0.15
Net realized and unrealized gain	0.91	7.74	2.06
Total income from operations	1.10	8.12	2.21

Less distributions from:
Net investment income	(0.19)	(0.38)	(0.11)
Net realized gains	(1.36)	(0.29)	—
Total distributions	(1.55)	(0.67)	(0.11)

Net asset value, end of period	$34.09	$34.54	$27.09
Total return, based on NAV[5]	3.01%	30.22%	8.87%

Net assets, end of period (000s)	$3,886	$3,938	$2,817

Ratios to average net assets:
Gross expenses	0.49%[6]	0.49%	0.49%[6]
Net expenses	0.49 [6]	0.49	0.49 [6]
Net investment income	1.07 [6]	1.17	1.65 [6]

Portfolio turnover rate[7]	7%	21%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2021 through March 31, 2022.

[3]	For the year ended September 30.

[4]	For the period May 27, 2020 (inception date) to September 30, 2020.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

20	ClearBridge Focus Value ESG ETF 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Focus Value ESG ETF (the “Fund”) is a separate diversified investment series of ActiveShares® ETF Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in September 2021, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from September 30th to March 31st. This change resulted in a short-period annual report for the six-month period from October 1, 2021 through March 31, 2022.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Unlike most actively managed ETFs, the Fund does not provide daily disclosure of its portfolio holdings. Instead, the Fund provides a verified intra-day indicative value (“VIIV”), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund’s shares trading at or close to the underlying NAV per share of the Fund. Additionally, due to the non-disclosure of daily holdings, the Fund’s creation and redemption process will be facilitated by certain broker-dealers (“Authorized Participant Representatives”) that have entered into confidentiality arrangements with the Fund and that serve as agents for the Authorized Participants transacting with the Fund.

Shares of the Fund are listed and traded at market prices on Cboe BZX Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. In addition, because the Fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). In order to maintain confidentiality of the Fund’s holdings, Authorized Participants are unable to view Fund holdings. However, to facilitate the creation and redemption of Fund shares in-kind, the Authorized Participant Representatives are able to view Fund holdings. In order to create or redeem Fund shares, Authorized Participants must use an Authorized Participant Representative as an agent. To avoid unfair advantages, an Authorized Participant Representative cannot create or redeem shares directly with the Fund for its own account.

ClearBridge Focus Value ESG ETF 2022 Annual Report	21

Notes to financial statements (cont’d)

The Fund seeks long-term capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

22	ClearBridge Focus Value ESG ETF 2022 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Focus Value ESG ETF 2022 Annual Report	23

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$3,711,969	—	—	$3,711,969
Short-Term Investments†	170,086	—	—	170,086
Total Investments	$3,882,055	—	—	$3,882,055

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

24	ClearBridge Focus Value ESG ETF 2022 Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

ClearBridge Focus Value ESG ETF 2022 Annual Report	25

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(107,240)	$107,240

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.49% of the Fund’s average daily net assets. Pursuant to the Management Agreement, LMPFA is responsible for substantially all expenses of the Fund and, subject to the general supervision of the Board, provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements), under what is essentially an all-in fee or a unitary fee structure. LMPFA is not responsible for, and the Fund bears, the investment management fee and certain other fees and expenses, including taxes, any future 12b-1 fees, acquired fund fees and expenses and extraordinary expenses (such as litigation and indemnification expenses), all of which may vary and will affect the total level of expenses paid by the Fund.

LMPFA delegates to ClearBridge the day-to-day portfolio management of the Fund, except for any portion of the Fund’s cash and short-term instruments that is allocated to Western Asset. As compensation for its subadvisory services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

26	ClearBridge Focus Value ESG ETF 2022 Annual Report

Franklin Distributors, LLC (“Franklin Distributors”) serves as the distributor of Creation Units for the Fund on an agency basis. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of March 31, 2022 Franklin Resources and its affiliates owned 48% of the Fund

3. Investments

During the period ended March 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$272,227
Sales	402,409

During the period ended March 31, 2022, in-kind transactions (Note 5) were as follows:

Contributions	$321,225
Redemptions	353,950
Realized gain (loss)*	107,342

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At March 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$3,067,733	$847,058	$(32,736)	$814,322

4. Derivative instruments and hedging activities

During the period ended March 31, 2022 and year ended September 30, 2021, the Fund did not invest in derivative instruments.

ClearBridge Focus Value ESG ETF 2022 Annual Report	27

Notes to financial statements (cont’d)

5. Fund share transactions

At March 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 10,000 shares of the Fund constitute a Creation Unit. Such transactions are made principally on an in-kind basis and under some circumstances partially on a cash basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended March 31 and the fiscal years ended September 30, 2021 and 2020, was as follows:

	2022	2021	2020
Distributions paid from:
Ordinary income	$89,452	$71,105	$11,900
Net long-term capital gains	72,788	—	—
Total distributions paid	$162,240	$71,105	$11,900

As of March 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$14,173
Undistributed long-term capital gains — net	28,692
Total undistributed earnings	$42,865
Unrealized appreciation (depreciation)(a)	814,317
Total distributable earnings (loss) — net	$857,182

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

7. Geopolitical risk

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will

28	ClearBridge Focus Value ESG ETF 2022 Annual Report

continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

8. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

9. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

ClearBridge Focus Value ESG ETF 2022 Annual Report	29

Report of independent registered public accounting firm

To the Board of Trustees of ActiveShares ETF Trust and Shareholders of ClearBridge Focus Value ESG ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Focus Value ESG ETF (constituting ActiveShares ETF Trust, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the period October 1, 2021 through March 31, 2022 and the year ended September 30, 2021, and the statement of changes in net assets and the financial highlights for the period October 1, 2021 through March 31, 2022, the year ended September 30, 2021 and the period May 27, 2020 (inception date) to September 30, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the period October 1, 2021 through March 31, 2022 and the year ended September 30, 2021, and the changes in its net assets and the financial highlights for the period October 1, 2021 through March 31, 2022, the year ended September 30, 2021 and the period May 27, 2020 (inception date) to September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, CA

May 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948

30	ClearBridge Focus Value ESG ETF 2022 Annual Report

Statement regarding liquidity risk management program (unaudited)

Each of the Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Each of the Funds is an exchange-traded fund (“ETF”) that is considered an “In-Kind ETF” under the Liquidity Rule, which means that the Fund satisfies requests for redemption through in-kind transfers of portfolio securities, positions, and other assets, except for a de minimis amount of cash, and publishes its portfolio holdings daily. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. As an In-Kind ETF, the Fund is not required to include in the LRMP policies and procedures relating to classification of portfolio holdings into four liquidity categories or establishing a highly liquid investment minimum (“HLIM”).

The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Because the Funds are ETFs, the ILC also considers, as relevant, (1) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spread at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants and (2) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio.

ClearBridge Focus Value ESG ETF	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Focus Value ESG ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is One Franklin Parkway, San Mateo, California 94403-1906. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Rohit Bhagat

Year of birth	1964
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015- present); and formerly, Chairman, Asia Pacific, BlackRock (2009- 2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005)
Number of funds in fund complex overseen by Trustee	58
Other Directorships held by Trustee during the past five years	AssetMark Financial Holdings, Inc. (investment solutions) (2018- present) and PhonePe (payment and financial services) (2020- present); and formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018)

Deborah D. McWhinney

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011- 2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011)
Number of funds in fund complex overseen by Trustee	58
Other Directorships held by Trustee during the past five years	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present) and LegalShield (consumer services) (2020-present); and formerly, Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partners, LLC (financial services) (2018-2020)

32	ClearBridge Focus Value ESG ETF

Independent Trustees† cont’d

Anantha K. Pradeep

Year of birth	1963
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009- present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002)
Number of funds in fund complex overseen by Trustee	58
Other Directorships held by Trustee during the past five years	None

Interested Trustee and Officer

Jennifer M. Johnson[3]
Year of birth	1964
Position(s) with Trust	Trustee and Chairperson of the Board
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of eight of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005)
Number of funds in fund complex overseen by Trustee	69
Other Directorships held by Trustee during the past five years	None

Additional Officers

Alison E. Baur

Franklin Templeton
One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton

ClearBridge Focus Value ESG ETF	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Fred Jensen

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1963
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since July 2021

Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)

Harris Goldblat

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1969
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel to Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Steven J. Gray

Franklin Templeton

One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1955
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 43 of the investment companies in Franklin Templeton

34	ClearBridge Focus Value ESG ETF

Additional Officers cont’d

Matthew T. Hinkle

Franklin Templeton

One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1971
Position(s) with Trust	Chief Executive Officer – Finance and Administration
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Vice President, Franklin Templeton Services, LLC; officer of 43 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017)

Susan Kerr

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Vice President – AML Compliance
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Focus Value ESG ETF	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Patrick O’Connor
Franklin Templeton
One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1967
Position(s) with Trust	President and Chief Executive Officer – Investment Management
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; officer of five of the investment companies in Franklin Templeton; and formerly, Managing Director, Head of iShares Product Canada, BlackRock (1998-2014)

Vivek Pai

Franklin Templeton

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1970
Position(s) with Trust	Treasurer, Chief Financial Officer and Chief Accounting Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Treasurer, U.S. Fund Administration & Reporting and officer of five of the investment companies in Franklin Templeton

Navid J. Tofigh

Franklin Templeton

One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1972
Position(s) with Trust	Vice President and Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel and officer of 43 of the investment companies in Franklin Templeton

Craig S. Tyle

Franklin Templeton

One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1960
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton

36	ClearBridge Focus Value ESG ETF

Additional Officers cont’d

Lori A. Weber
Franklin Templeton
300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 43 of the investment companies in Franklin Templeton

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Johnson is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Focus Value ESG ETF	37

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal period.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal period ended March 31, 2022:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$72,788
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$26,122
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$30,518
Short-Term Capital Gain Dividends Distributed	§	871(k)(2)(C)	$69,052

38	ClearBridge Focus Value ESG ETF

ClearBridge

Focus Value ESG ETF

Trustees

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

Chair

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Focus Value ESG ETF

The Fund is a separate investment series of Activeshares® ETF Trust, a Maryland statutory trust.

ClearBridge Focus Value ESG ETF

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Focus Value ESG ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

CBAX620359 5/22 SR22-4403

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Rohit Bhagat possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Rohit Bhagat as the Audit Committee’s financial expert. Rohit Bhagat is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal year and the current fiscal year March 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,400 in the previous fiscal year and $16,320 in March 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in the previous fiscal year and $0 in March 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in the previous fiscal year and $10,000 in March 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust II, were $0 in the previous fiscal year and $0 in March 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust II requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust II, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the previous fiscal year and March 31, 2022; Tax Fees were 100% and 100% for the previous fiscal year and March 31, 2022; and Other Fees were 100% and 100% for the previous fiscal year and March 31, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust II, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust II during the reporting period were $643,089 in the previous fiscal year and $643,089 in March 31, 2022.

(h) Yes. Legg Mason ETF Investment Trust II’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust II or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust II

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	March 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	March 30, 2023

By:	/s/ Vivek Pai
Vivek Pai
Principal Financial Officer

Date:	March 30, 2023